EXHIBIT 10.16

                    CONTRACT OF LOAN TRANSACTION (ENTERPRISE)

Corporation  Korea  Exchange  Bank


The bank shall explain the key contents of this contract and distribute the copies of this contract  and  the  bank's  standard  contract  of  loan  transaction.
----------------------------------------------------------------------
I understand that in the loan transaction with Korea Exchange Bank (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction (includes deposits transaction contract for savings revolving loan, current account loan) will be applied. I duly recognize the following articles.


ARTICLE 1 CONDITIONS OF TRANSACTION ([ ] is recorded by the debtor, place a check mark inside [ ])
1. The loan subject, contract(limit) amount, contract period, interest, security rate, arrears compensation rate, and transaction method is as below. The period and method of loan execution is determined by the bank, the debtor pays the interest according to the calculation method and payment time determined by he bank. In the event of extension of contract period or change of external loan rate or loan rate due to the bank's supply purpose, or the period of the loan is longer than a year, the bank may change the interest, security rate.


                                                        Arrears
               Contract        Contract  Interest,      compensation   Transaction
Loan subject   (Limit) amount  period    security rate  rate           method
-------------  --------------  --------  -------------  -------------  --------------
               One billion               [ ]Fixed
Corporate      six hundred               [ ]Variable    Minimum   %    [ ]Limit
purchase fund  million won                   % pa       Maximum   %    [ ]Independent
-------------  --------------            -------------  -------------  --------------
                                         [ ]Fixed
                                         [ ]Variable    Minimum   %    [ ]Limit
                                             % pa       Maximum   %    [ ]Independent
                                         -------------  -------------  --------------
                                         [ ]Fixed
                                         [ ]Variable    Minimum   %    [ ]Limit
                                             % pa       Maximum   %    [ ]Independent
                                         -------------  -------------  --------------


2. For limit transaction loan in Clause 1, loan and repayment maybe freely made within the limit amount and the period, for independent loan the loan amount shall be repaid in whole sum by the end of agreement.

3. For limit transaction loan a separate period maybe set for one revolution period and independent loan period. This period is determined by the bank.

4.  For  installment  repayment  transaction  loan,  (  )  years  (  ) months is deferred from the time of initial loan payment. From the end of deferred period, the loan amount is repaid for ( ) years ( ) months, or without deferred period, according to the installment repayment date chart distributed by the bank.

5. For deposits loan, based on loan payment date, installment repayment is made monthly.

6. The bank may confirm fund purpose and required amount through documentary evidences and such than execute installment.

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
7. For using independent loan within the loan subject limit in Clause 1, the debtor shall submit an application set by the bank. The clause still applies even if the application form is exempted through the bank's discretion.

8. For calculating interest, security charge and arrears compensation 365 days are considered as 1 year, interest is calculated on a daily basis. But in foreign transactions, international and business customs will be applied, that is if 1 year is considered as different number of days.

9. Any bank deposit repayments through ATMs or electronic banking means after bank business hours may not be recorded as being repaid on the day.

ARTICLE  2  AGREEMENTS  ON  PAYMENT  GUARANTEE
1. The bank may stand surety exceeding the period or the amount set in Article 1 on the request of the debtor. This agreement applies to the exceeded amount.

2. The application for payment guarantee is made on the preset payment guarantee application form. The bank may guarantee payment through issuance of payment guarantee, bill guarantee, bill transfer and other debt guarantee methods at its discretion.

3. The bank on basis of this agreement may fulfill the guarantee before the expiry of guarantee date according to a separate prior payment clause (in the event of transaction suspension measure by bill exchange center or request for bankruptcy) without notice to the debtor and regardless of the expiry of the primary debt. The method and the amount of the fulfillment are based on the conditions in the payment guarantee and the debtor shall repair the guarantee the bank has fulfilled instead.

4. The debtor does not incur responsibilities on the bank on the primary debt guaranteed by the bank by depositing the payment funds the day before payment or fulfilling the debt on the day of payment.

5. On fulfillment of the debt by the debtor or termination of the primary debt through offset, immunity or expiration, and the opposing party requests fulfillment of the contract or the bank's guarantee is affected by pledge or changes in expiration, the debtor immediately informs the bank.

6. In the event the bank fulfills the guarantee on request of the claimant upon delay of the notification in clause 5, the debtor shall make compensations for the amount as repayment debt.

7.  When  the  bank  fulfills  the  guarantee,  the debtor repays the following.
   1.  Guarantee  fulfillment  amount
   2.  Expenses  incurred  through  guarantee  fulfillment
   3.  Expenses  incurred  exercise  or  preservation of rights of other debtors
   4. Any arrears compensation for expenses in Clause 1 through Clause 3 from the time of payment to the time of repayment according to the rates in Article 1.

ARTICLE 3 PREMATURE REPAYMENT CHARGE ([ ] Agree [ ] Disagree Check the according [ ])
1. In the event of part or whole premature repayment of the loan (hereinafter referred to as "Premature repayment"), premature repayment service charge will be paid to the bank as to Clause 2 unless otherwise stated by the bank.

2. Premature repayment service charge is calculated by multiplying premature repayment amount by the service charge in the following sections.
  1.  Variable  interest  rates
     1) Remaining loan period is more than ( ) months and less than ( ) months ( )%
     2)  Remaining  loan  period  is  more  than  (  )  months  (   )%
  2.  Fixed  interest  rates
     1)  Interest  difference  X  remaining  loan  period  (months)/12

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
     2)  "Interest  difference"  is the agreed upon interest of the initial loan
contract     minus  the  standard  interest  for  the remaining loan period, the
standard  interest     is  announced  by  the  bank.

3. For premature repayment of installment repayment loan, service charge is calculated for each loan amount and for part premature repayment the installment repayment coming up first is repaid first.

ARTICLE  4  SERVICE  CHARGE  FOR  REMAINING LIMIT IN THE CONTRACT ([ ] Agree [ ]
Disagree   Check  the  according  [ ])
1. For any remaining amount within the credit limit set in Article 1, service charge shall be paid according to the standards set by the following sections.
     1. Formula : (Limit - Previous months average balance) X Service charge rate X Days maintained in the previous months/365
     2.  Service  charge  rate  :  (   )  %
     3. Average balance is calculated for each loan subject by the bank from the time of final payment of the unused limit till the day of payment.

2. Service charge for remaining limit is paid on ( ) each month. For current account loan and savings revolving loan it is added to the loan principal regardless of the limit, if the balance is savings, it is deducted from the savings.

ARTICLE  5  REVENUE  STAMP  (Check  the  according  [  ])
1. Revenue stamp cost incurred by this contract shall be paid by ([ ]loanee, [ ]bank, [ ]loanee and bank 50% each ).

2. In the event the bank pays the revenue stamp cost that was to be paid by the loanee according to Clause 1, it shall be paid within a short period according to bank's standard contract of loan transaction Article 4.

ARTICLE 6 SUBMISSION OF BILL OF DEBT AND CONFERMENT OF SUPPLEMENTARY RIGHTS ([ ]
Submit  [  ]  Do  not  submit   Check  the  according  [  ])
1. In loans excluding payment guarantee transaction a bill of debt excluding its value and payment date will be published, endorsed by joint surety and submitted to the bank.

2. The bank may supplement and exercise the blank bill in Clause 1 if the debtor does not pay the debts until the expiry of repayment date or transaction period, or loses its rights due to the standard contract of loan transaction.

3. The amount of bill in the event of exercising Clause 2 shall be within the sum of principal, interests, arrays compensations and other miscellaneous costs incurred.

ARTICLE  7  SECURITY  AND  INSURANCE
The debtor will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the debtor shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  8  DUTY  OF  MAINTENANCE  OF  REPAYMENT  MEANS
1. I shall maintain adequate financial ratio as shown below for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

Classification       .      .      .      .      .
----------------   -----  -----  -----  -----  -----
Debt ratio             %      %      %      %      %
Self asset ratio       %      %      %      %      %
(      )ratio          %      %      %      %      %
(      )ratio          %      %      %      %      %


2. In the event of the following, the bank shall be consulted and agreed upon in advance.
     1. Merger, business transfer/acquisition and other sale/rent of important assets
     2. Investment on fixed assets for reasons other than specified in the contract
     3.  Surety  for  other's  debts
     4.  Entering  new  business  or  foreign  investment
     5. Company structure work out, privatization, or any other significant management changes
     6  Transfer  or  important  assets  for  issuance  of  asset  security deed

3. I shall agree to the acts of following sections if the bank so requires for the maintenance of the transaction contract.
     1.  Sales  of  owned  real  estates  or  securities
     2.  Investment  of  majority  shareholder
     3.  Issuance  of  new shares to be purchased or going public of the company

4. The 1st and the 3rd Clause will only be applied in the presence of any special agreements for each Clause between the debtor and the bank.

ARTICLE  9  MISCELLANEOUS  SPECIAL  CLAUSES



                                                                    2005. 10. 21

                          Debtor : Name
                                   ---------------------------------------------
                                   Address


I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents

Receive written documents of the contract : [ ] Yes        [ ] No


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
To  Korea  Exchange  Bank

I would like to apply for the loan amount of the following as determined by your bank, and agree that to your bank's standard contract of loan transaction applies.

                              Name:
                              Company:

                              Representative:
                              Phone:

                           Received bank's standard contract of loan transaction
--------------------------------------------------------------------------------

Amount                                       One billion Six hundred million won
-------------------------------------------  -----------------------------------
Subject                                      Corporate purchase fund
-------------------------------------------  -----------------------------------
Period
-------------------------------------------
Fund purpose
-------------------------------------------
Interest rate                                                               % pa
-------------------------------------------  -----------------------------------
Arrears compensation rate                                                   % pa
-------------------------------------------  -----------------------------------
Time of interest payment
-------------------------------------------
Repayment resource and method
-------------------------------------------
Miscellaneous conditions
-------------------------------------------
Reason for application and fund usage plan
(for facility fund, summary of business
plan, for payment guarantee summary of
primary debt)
-------------------------------------------




                                    Estimated              Relation
Guarantee  Place  Type  Number      market price  Pledgee  with loanee
---------  -----  ----  ----------  ------------  -------  ------------

           -----  ----  ----------  ------------  -------  ------------
                        Occupation                         Address
Joint                   and         Monthly       Actual         (phone
Sureties   Name   Age   position    income        assets   number)
---------  -----  ----  ----------  ------------  -------  ------------

           -----  ----  ----------  ------------  -------  ------------

           -----  ----  ----------  ------------  -------  ------------

           -----  ----  ----------  ------------  -------  ------------

           -----  ----  ----------  ------------  -------  ------------


Estimated  assets  (unit  :  million  won)

Type            ( ) results              ( ) Predictions  Calculation and completion methods
--------------  -----------------------  ---------------  ------------------------------------------
                                                          1. Fill in maintenance fund column for
                                                          maintenance fund application, and both
                                                          columns for facility fund application
                                                          2. Calculating maintenance fund
                                                          1) Required fund for 1 revolution = (total
                                                          principal - added or subtracted costs) x
                                                          1 revolution period/365
                                                          2) 1 revolution period = (remaining
                                                          assets + sales rights + prior payout
                                                          amount)revolution percentage-(purchase
                                                          debts+ prior payment)revolution
                                                          3) Self assets = pure liquid capital -
                                                          pure liquid debts
                                                          3. Completing maintenance fund
                                                          1) Based on recent year or 6 months
                                                          results and predictions
                Maintenance fund for 1                    2) Primary sales business are calculated
                revolution Total                          by primary transaction bank's loan limit
                principal                                 3) When applying for amount exceeding
                1 revolution period                       required fund for one revolution, record
                Self asset Future                         the reason
                deposits Insufficient                     4) For those business with limit contents
Maintenance     asset (plans for                          that are not applicable, it maybe left
Fund            supply)                                   blank.
--------------  -----------------------  ---------------  ------------------------------------------
                Total spent assets
Facility        Primary Secondary
Fund            loans Self assets
--------------  -----------------------  ---------------  ------------------------------------------
Grounds for applied loan amount (trade funds, commercial bills)


----------------------------------------------------------------------------------------------------

Exports are in US$, total amounts in exchanged won amount, in ( ) for production sales, record the number of sales



Classification  Type      (    )  (    )  Item                   (    )  (     )
--------------  --------  ------  ------  ---------------------  ------  -------
Production      Total     (    )  (    )  Total Sales
                          (    )  (    )  Original sales price
--------------  --------  ------  ------  General maintenance    ------  -------
Sales           Export    (    )  (    )  sales fee
                          (    )  (    )  Earnings from non
                --------  ------  ------  business matters       ------  -------
                Domestic  (    )  (    )  Expenses from non
                          (    )  (    )  business matters       (    )  (     )
                --------  ------  ------  (Paid interests and    ------  -------
                Total     (    )  (    )  discounts)
                          (    )  (    )  Special Profit
                                          Special loss
                                          Registration fee
                                          Period Total Profit
--------------  --------  ------  ------  ---------------------  ------  -------

Business Plan

Exports are in US$, total amounts in exchanged won amount, in ( ) for production sales, record the number of sales



Classification  Type      (    )  (    )  Item                   (    )  (     )
--------------  --------  ------  ------  ---------------------  ------  -------
Production      Total     (    )  (    )  Total Sales
                          (    )  (    )  Original sales price
--------------  --------  ------  ------  General maintenance    ------  -------
Sales           Export    (    )  (    )  sales fee
                          (    )  (    )  Earnings from non
                --------  ------  ------  business matters       ------  -------
                Domestic  (    )  (    )  Expenses from non
                          (    )  (    )  business matters       (    )  (     )
                --------  ------  ------  (Paid interests and    ------  -------
                Total     (    )  (    )  discounts)
                          (    )  (    )  Special Profit
                                          Special loss
                                          Registration fee
                                          Period Total Profit
--------------  --------  ------  ------  ---------------------  ------  -------

Record  of  transaction  with  other  banks  (unit  : million won, thousand US$)
*  Record  transactions  with  secondary  fund  institutions  and  private funds
* For import/export results, record previous years and correspond year's results




Bank  Loan                      Pledge          Savings       Export  Import
      ------------------------  --------------  ------------
      Subject  Amount  Period   Type    Amount  Type  Amount
----- -------  ------  -------  ------  ------  ----  ------  ------  ------







----- -------  ------  -------  ------  ------  ----  ------  ------  ------


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